Exhibit 10.1

EXECUTION VERSION

THIRD AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (hereinafter referred to as the “Amendment”) dated as of December 1, 2008, by and among EXCO OPERATING COMPANY, LP (formerly known as EXCO Partners Operating Partnership, LP) (“Borrower”), CERTAIN SUBSIDIARIES OF BORROWER, as Guarantors (the “Guarantors”), the LENDERS party hereto (the “Lenders”), and JPMORGAN CHASE BANK, N.A., as Administrative Agent (“Administrative Agent”).  Unless the context otherwise requires or unless otherwise expressly defined herein, capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in the Credit Agreement (as defined below).

WITNESSETH:

WHEREAS, Borrower, Guarantors, Administrative Agent and Lenders have entered into that certain Amended and Restated Credit Agreement dated as of March 30, 2007, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of February 20, 2008 and as further amended by that certain Second Amendment to Amended and Restated Credit Agreement dated as of July 14, 2008 (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, Administrative Agent, Lenders, Borrower and Guarantors desire to amend the Credit Agreement as provided herein upon the terms and conditions set forth herein.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, Guarantors, Administrative Agent and the Lenders hereby agree as follows:

SECTION 1.  Amendments to Credit Agreement.  Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 2 hereof, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement shall be amended in the manner provided in this Section 1.

1.1                               Cover Page.  The cover page of the Credit Agreement shall be and it hereby is amended by deleting the reference to “EXCO PARTNERS OPERATING PARTNERSHIP, LP” and substituting in lieu thereof the name “EXCO OPERATING COMPANY, LP”.

1.2                               Preamble.  The preamble to the Credit Agreement shall be and it hereby is amended by deleting the reference to “EXCO PARTNERS OPERATING PARTNERSHIP, LP” and substituting in lieu thereof the name “EXCO OPERATING COMPANY, LP”.

1.3                               Additional Definitions. The following definitions shall be and they hereby are added to Section 1.01 of the Credit Agreement in appropriate alphabetical order:

“Permitted Refinancing” means any Indebtedness of the Borrower, and Indebtedness constituting Guarantees thereof by Restricted Subsidiaries, incurred or issued in exchange for, or the net proceeds of which are used to extend, refinance, renew, replace (whether or not contemporaneously), defease or refund, other Indebtedness of the Borrower, in whole or in part, from time to time; provided that (i) the aggregate principal amount of such Permitted Refinancing does not exceed $300,000,000, (ii) such Permitted Refinancing has a stated maturity no later than January 15, 2010, (iii) the covenant, default and remedy provisions of such Permitted Refinancing are not materially more restrictive, taken as a whole, on the Borrower and its Subsidiaries than those set forth in the term sheet attached hereto as Annex I, and (iv) such Permitted Refinancing and any Guarantee in respect thereof is unsecured.

“Third Amendment Effective Date” means December 1, 2008.

1.4                               Amended Definitions.  Section 1.01 of the Credit Agreement shall be and it hereby is amended by amending and restating the following definitions in their respective entireties to read as follows:

“Borrower” means EXCO Operating Company, LP, a Delaware limited partnership (formerly known as EXCO Partners Operating Partnership, LP), and its successors and permitted assigns.

“LIBO Rate” means, with respect to any Eurodollar Borrowing for any Interest Period, the rate appearing on Reuters BBA Libor Rates Page 3750 (or on any successor or substitute page of such service, or any successor to or substitute for such service, providing rate quotations comparable to those currently provided on such page of such service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two (2) Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period.  In the event that such rate is not available at such time for any reason, then the “LIBO Rate” with respect to such Eurodollar Borrowing for such Interest Period shall be the rate at which dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two (2) Business Days prior to the commencement of such Interest Period.

1.5                               Mandatory Prepayment of Loans.  Clause (b) of Section 2.12 of the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

(b)                               If the Borrower or any Restricted Subsidiary sells, transfers or otherwise disposes of any Borrowing Base Properties at any time, the Borrower shall prepay the Revolving Borrowings to the extent necessary to eliminate any Borrowing Base Deficiency that may exist or that may have occurred as a result of such sale, transfer or other disposition on the date it or any Restricted Subsidiary receives the Net Cash Proceeds from such sale, transfer or other disposition and any Net Cash Proceeds in excess of the amount necessary to eliminate any such Borrowing Base Deficiency shall be used within one hundred eighty (180) days after such disposition to (i) acquire property, plant and equipment or any business entity used or useful in carrying on the business of the Borrower and its Restricted Subsidiaries and having a fair market value at least equal to the fair market value of the properties sold or otherwise disposed of or to improve or replace any existing property of the Borrower and its Restricted Subsidiaries used or useful in carrying on the business of the Borrower and its Restricted Subsidiaries, (ii) prepay the Loans in accordance with the instructions of the Borrower (unless an Event of Default exists in which event any amounts prepaid shall be applied to the Loans at the discretion of the Administrative Agent) or (iii) prepay the Term Loans (or any Permitted Refinancing thereof) to the extent such prepayment is permitted under Section 7.13 on the date of such prepayment.

1.6                               Indebtedness.  Clause (h) of Section 7.01 of the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

(h) unsecured Indebtedness of the Borrower under the Senior Unsecured Term Loan Facility in an aggregate principal amount not to exceed $300,000,000 at any time outstanding and any Permitted Refinancing of any Indebtedness permitted under this clause (h); and

1.7                               Financial Covenants; Consolidated Current Ratio.  Clause (a) of Section 7.11 of the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

(a)                               Consolidated Current Ratio.  The Borrower will not permit the Consolidated Current Ratio as of the end of any fiscal quarter ending on or after June 30, 2007 to be less than 1.00 to 1.00; provided that for purposes of determining compliance with this Section 7.11(a), the calculation of Consolidated Current Liabilities as of the end of any fiscal quarter ending on or before December 31, 2009, shall not include any Indebtedness of the Borrower under the Senior Unsecured Term Loan Facility (or any Permitted Refinancing thereof) to the extent such Indebtedness is permitted under Section 7.01(h).

1.8                               Senior Unsecured Term Loan Facility Restrictions.  Section 7.13 of the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

Section 7.13                            Senior Unsecured Term Loan Facility Restrictions.  Prior to the termination of all Commitments and the payment and performance in full of the Obligations, the Borrower will not, nor will it permit any Restricted Subsidiary to, directly or indirectly, retire, redeem, defease, repurchase or prepay prior to the scheduled due date thereof any part of the principal of, or interest on, the Term Loans (or any Permitted Refinancing thereof); provided that the Borrower may retire, redeem, defease, repurchase or prepay the Term Loans or any Permitted Refinancing thereof (including any premium on the prepaid principal amount of such Indebtedness) (x) with the proceeds of any Permitted Refinancing or (y) at any other time; provided that in the case of clause (y) above, (i) no Default has occurred and is continuing or would result from the making of such retirement, redemption, defeasance, repurchase or prepayment, and (ii) after giving effect to such retirement, redemption, defeasance, repurchase or prepayment, the Aggregate Commitment exceeds Aggregate Credit Exposure by an amount equal to or greater than ten percent (10%) of the Aggregate Commitment.

1.9                               Notices.  Clause (i) of Section 11.01(a) of the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

(i)                                  if to the Borrower, to EXCO Operating Company, LP, c/o EXCO Resources, Inc., 12377 Merit Drive, Suite 1700, Dallas, Texas 75251, Attention:  Douglas H. Miller, Chief Executive Officer and Attention:  J. Douglas Ramsey, Chief Financial Officer, Telecopy No. (214) 368-2087;

1.10                        Amendment to Exhibits.  Each of the Exhibits to the Credit Agreement shall be and they hereby are amended by deleting all references to “EXCO Partners Operating Partnership, LP” and substituting in lieu thereof the name “EXCO Operating Company, LP”.

1.11                        Annex.  The Credit Agreement shall be and it hereby is amended by adding Annex I to the end thereof in the form attached hereto as Annex I.

SECTION 2.  Conditions.  The amendments to the Credit Agreement contained in Section 1 of this Amendment, shall be effective upon the satisfaction of each of the conditions set forth in this Section 2.

2.1                               Execution and Delivery.  Each Credit Party, the Majority Lenders and the Administrative Agent shall have executed and delivered this Amendment.

2.2                               No Default.  No Default or Event of Default shall have occurred and be continuing or shall result after giving effect to this Amendment.

2.3                               Other Documents.  The Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as the Administrative Agent or its special counsel may reasonably request, and all such documents shall be in form and substance satisfactory to the Administrative Agent.

SECTION 3.  Representations and Warranties of Borrower.  To induce the Lenders to enter into this Amendment, each Credit Party hereby represents and warrants to the Lenders as follows:

3.1                               Reaffirmation of Representations and Warranties/Further Assurances.  After giving effect to the amendments herein, each representation and warranty of such Credit Party contained in the Credit Agreement or in any other Loan Document is true and correct in all material respects on the date hereof (except to the extent such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such date).

3.2                               Corporate Authority; No Conflicts.  The execution, delivery and performance by such Credit Party of this Amendment and all documents, instruments and agreements contemplated herein are within such Credit Party’s corporate or other organizational powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any court or agency of government and do not violate or constitute a default under any provision of any applicable law or other agreements binding upon such Credit Party or result in the creation or imposition of any Lien upon any of the assets of such Credit Party except for Liens permitted under Section 7.02 of the Credit Agreement.

3.3                               Enforceability.  This Amendment constitutes the valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

SECTION 4.  Miscellaneous.

4.1                               Reference to and Effect on Loan Documents.  Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement (including the schedules and exhibits thereto) and the other Loan Documents to “EXCO Partners Operating Partnership, LP” shall be deemed to refer to “EXCO Operating Company, LP”.

4.2                               Reaffirmation of Loan Documents and Liens.  Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect.  Each Credit Party hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of any Credit Party under the Credit Agreement and the other Loan Documents or the Liens securing the payment and performance thereof.

4.3                               Parties in Interest.  All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

4.4                               Legal Expenses.  Each Credit Party hereby agrees to pay all reasonable fees and expenses of special counsel to the Administrative Agent incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.

4.5                               Counterparts.  This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.  Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.

4.6                               Complete Agreement.  THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

4.7                               Headings.  The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

4.8                               Governing Law.  This Amendment shall be construed in accordance with and governed by the law of the State of New York.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first above written.

BORROWER:

EXCO OPERATING COMPANY, LP
(formerly known as EXCO Partners Operating
Partnership, LP)

By:	EXCO Partners OLP GP, LLC
its sole general partner

By:	/s/ J. DOUGLAS RAMSEY, PH.D.
Name:	J. Douglas Ramsey, Ph.D.
Title:	Vice President and Chief Financial Officer

Address for Notices:

EXCO Operating Company, LP
12377 Merit Drive, Suite 1700
Dallas, Texas 75251
Facsimile No. 214-368-2087
Attn:	Douglas H. Miller
Chief Executive Officer

and

Attn:	J. Douglas Ramsey
Chief Financial Officer

GUARANTORS:

GARRISON GATHERING, LLC
VAUGHAN DE, LLC
VAUGHAN HOLDING COMPANY, L.L.C.
VERNON GATHERING, LLC

By:	/s/ J. DOUGLAS RAMSEY, PH.D.
Name:	J. Douglas Ramsey, Ph.D.
Title:	Vice President and Chief Financial Officer
for each of the Credit Parties listed above

TALCO MIDSTREAM ASSETS, LTD.

By:	VAUGHAN HOLDING COMPANY, L.L.C.,
its General Partner

	By:	/s/ J. DOUGLAS RAMSEY, PH.D.
	Name:	J. Douglas Ramsey, Ph.D.
	Title:	Vice President and Chief Financial Officer

TGG PIPELINE, LTD.

By:	VAUGHAN HOLDING COMPANY, L.L.C.,
its General Partner

	By:	/s/ J. DOUGLAS RAMSEY, PH.D.
	Name:	J. Douglas Ramsey, Ph.D.
	Title:	Vice President and Chief Financial
Officer

EXCO PRODUCTION COMPANY, LP (formerly known as Winchester Production Company, Ltd.)

By:	VAUGHAN DE, LLC,
Its General Partner

	By:	/s/ J. DOUGLAS RAMSEY, PH.D.
	Name:	J. Douglas Ramsey, Ph.D.
	Title:	Vice President and Chief Financial
Officer

JPMORGAN CHASE BANK, N.A.,
as a Lender and as Administrative Agent,

By:	/s/ WM. MARK CRANMER
Name:	Wm. Mark Cranmer
Title:	Senior Vice President

UBS LOAN FINANCE LLC
as a Lender

By:	/s/ IRJA R. OTSA
Name: Irja R. Otsa
Title: Associate Director Banking Products Services, US

By:	/s/ MARY E. EVANS
Name: Mary E. Evans
Title: Associate Director Banking Products Services, US

CREDIT SUISSE, CAYMAN ISLANDS BRANCH
as a Lender

By:	/s/ VANESSA GOMEZ
Name: Vanessa Gomez
Title: Director

By:	/s/ NUPUR KUMAR
Name: Nupur Kumar
Title: Associate

BNP PARIBAS
as a Lender

By:	/s/ RICHARD HAWTHORNE
Name: Richard Hawthorne
Title: Director

By:	/s/ POLLY SCHOTT
Name: Polly Schott
Title: Director

NATIXIS
as a Lender

By:	/s/ LOUIS P. LAVILLE, III
Name: Louis P. Laville, III
Title: Managing Director

By:	/s/ LIANA TCHERNYSHEVA
Name: Liana Tchernysheva
Title: Director

STERLING BANK
as a Lender

By:	/s/ JEFF A. FORBIS
Name: Jeff A. Forbis
Title: Senior Vice President

SUNTRUST BANK
as a Lender

By:	/s/ DAVID SIMPSON
Name: David Simpson
Title: Vice President

THE BANK OF NOVA SCOTIA
as a Lender

By:	/s/ DAVID G. MILLS
Name: David G. Mills
Title: Director

WACHOVIA BANK NATIONAL ASSOCIATION
as a Lender

By:	/s/ PAUL PRITCHETT
Name: Paul Pritchett
Title: Vice President

WELLS FARGO BANK, N.A.
as a Lender

By:	/s/ TOM K. MARTIN
Name: Tom K. Martin
Title: Vice President

BANK OF SCOTLAND PLC
as a Lender

By:	/s/ JULIA R. FRANKLIN
Name: Julia R. Franklin
Title: Assistant Vice President

ALLIED IRISH BANKS, P.L.C.
as a Lender

By:	/s/ DAVID O’DRISCOLL
Name: David O’Driscoll
Title: Assistant Vice President

By:	/s/ AIDAN LANIGAN
Name: Aidan Lanigan
Title: Vice President

DEUTSCHE BANK TRUST COMPANY
AMERICAS
as a Lender

By:	/s/ DUSAN LAZAROV
Name: Dusan Lazarov
Title: Vice President

By:	/s/ EVELYN THIERRY
Name: Evelyn Thierry
Title: Vice President

CALYON NEW YORK BRANCH
as a Lender

By:	/s/ MICHAEL D. WILLIS
Name: Michael D. Willis
Title: Director

By:	/s/ DENNIS E. PETITO
Name: Dennis E. Petito
Title: Managing Director

U.S. BANK NATIONAL ASSOCIATION
as a Lender

By:	/s/ DARIA M. MAHONEY
Name: Daria M. Mahoney
Title: Vice President

COMERICA BANK
as a Lender

By:	/s/ PETER L. SEFZIK
Name: Peter L. Sefzik
Title: Senior Vice President

FORTIS CAPITAL CORP.
as a Lender

By:	/s/ MICHELE JONES
Name: Michele Jones
Title: Director

By:	/s/ ILENE FOWLER
Name: Ilene Fowler
Title: Director

BANK OF AMERICA
as a Lender

By:	/s/ STEPHEN J. HOFFMAN
Name: Stephen J. Hoffman
Title: Managing Director

GOLDMAN SACHS CREDIT PARTNERS L.P.
as a Lender

By:	/s/ JOHN MAKRINOS
Name: John Makrinos
Title: Authorized Signatory

BARCLAYS BANK PLC
as a Lender

By:	/s/ DOUGLAS BERNEGGER
Name: Douglas Bernegger
Title: Director